SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        December 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-41173           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On December 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated December 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated December 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    20-Dec-99

DISTRIBUTION SUMMARY
                                Pass
        Beginning               Through                  Remaining
Class   Balance      Principal  Rate        Interest     Balance
A       355803927.53 20578648.52    5.76250%  1594693.44 335225279.01
M-1      72000000.00       0.00     6.01250%   336700.00  72000000.00
M-2      56000000.00       0.00     6.22250%   271024.44  56000000.00
B        44000000.00       0.00     6.84250%   234165.56  44000000.00
C *       4000000.00       0.00     3.85584%  1516886.28   4000000.00
R               0.00       0.00     0.00000%        0.00         0.00
TOTAL:  531803927.53 20578648.52              3953469.72 511225279.01

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                       531803927.53

AMOUNTS PER $1,000 UNIT

                     Beginning                           Remaining
Class   Cusip        Balance    Principal   Interest     Balance
A       92928SAA2     570.19860   32.978603     2.555598   537.219998
M-1     92928SAB0    1000.00000    0.000000     4.676389  1000.000000
M-2     92928SAC8    1000.00000    0.000000     4.839722  1000.000000
B       92928SAD6    1000.00000    0.000000     5.321945  1000.000000
C                    1000.00000    0.000000   379.221570  1000.000000

PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                             Overcollateralization
        Principal                           Increase
Class   Received     PrepaymentsLiquidations(Reduction)         Total
A          207625.39 19793565.36       0.00    577457.77  20578648.52
M-1             0.00       0.00        0.00         0.00         0.00
M-2             0.00       0.00        0.00         0.00         0.00
B               0.00       0.00        0.00         0.00         0.00

                                            LIBOR:           5.592500%


SEC. 4.03  (i) , (ii), (iii), (v)                        See Page 1

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                       5610
Number of Mortgage Loans outstanding at the
end of the Due Period                                             5426
Pool Principal Balance (Beginning of Due Period)           558603927.5
Pool Principal Balance (End of Due Period)                   538025279

SEC. 4.03 (vi), (vii)
        Delinquency Information
                     Count      Balance
        30-59 Days           158 13719209.77
        60-89 Days            20 2425910.40
        90+ Days              10   899870.22
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                            Number       Balance
        Loans in Foreclosure (LIF):                  737  68819777.79
        Newly Commenced LIF:                          66   6607601.39
        Loans in Bankruptcy                          337  32003067.97
        REO's                                        239  19549689.83

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                     Class A           0.00
                     Class M-1         0.00
                     Class M-2         0.00
                     Class B           0.00
                     Class C      30997265.1
                     Total        30997265.1

SEC. 4.03  (ix)
Required Overcollateralization Amount                     30800000.00
Overcollateralization Amount as of end of the period          30800000

SEC. 4.03 (x)                               Aggregate Amount of
                     Realized Loss          Realized Losses
                       Amount               since Cut-Off
        Class M-1          0.00                     0.00
        Class M-2          0.00                     0.00
        Class B            0.00                     0.00
        Class C            0.00                     0.00
        Total              0.00                     0.00

        Realized Losses on Pool(Current Due Period)       $577,457.77
        Cumulative Realized Losses on Pool               $1,848,839.83

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity of th      332.78

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                    9.75414%

SEC. 4.03  (xiii)
        Pass through Rate on Class A and Subordinate CertSee Page 1 Pass Through Rate on each Component

                         Component LT-A          3.98414%
                         Component LT-M-1        3.73414%
                         Component LT-M-2        3.52414%
                         Component LT-B          2.90414%
                         Component LT-OC         9.74664%

SEC. 4.03  (xiv)     Senior Enhancement Percentage, as of    37.69340%

SEC. 4.03 (xxv)      Servicing Fee                           232751.64

SEC. 4.03 (xxvi)     Available Funds Cap Carryover Amount

                     Available Funds Cap    Amount paid from
                     Carryover Amount       Reserve Account
        Class A            0.00                     0.00
        Class M-1          0.00                     0.00
        Class M-2          0.00                     0.00
        Class B            0.00                     0.00
        Total              0.00                     0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-A

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        Bank One, NA



Dated: December 31, 1999